SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
          1934

          Date of Report (Date of earliest event reported):  March 29, 1996

                          INTERCONTINENTAL LIFE CORPORATION
                (Exact name of registrant as specified in its charter)

              New Jersey                    0-7288             22-1890938

          (State or other               (Commission         (I.R.S.
           Employer                      File Number)        Identification
           jurisdiction                                      No.)
           of incorporation)

               701 Brazos, Suite 1400, Austin, Texas             78701
             (Address of  principal  executive offices)        (Zip Code)

     Registrant's telephone number,  including area code: (512) 404-5050

         (Former name or former address, if changed since last report)

          Item 2.  Acquisition or Disposition of Assets

               The Registrant's wholly-owned subsidiary, Investors Life Insurance Company of North America, sold on March 29, 1996 the Austin Centre, an office-hotel complex in downtown Austin, to Brazos Austin Centre, Ltd. for a purchase price of $62.675 million, less $1 million paid to a capital reserve account for the purchaser. The purchaser is a limited partnership in which the Khimji family of Dallas, Texas and Vancouver, Canada is the major equity investor. To the Registrant's knowledge, there are no material relationships between the purchaser or any of its affiliates and the Registrant, any of the Registrant's affiliates, any director or officer of the Registrant, or any associate of any such director or officer. The sale of Austin Centre resulted in an after-tax gain of approximately $15 million ($2.78 per share) that will be included in the Registrant's 1996 first quarter earnings. The net proceeds equal to that gain are being used to reduce the Registrant's bank indebtedness from $44,944,000 to $29,944,000.

               Austin Centre covers a full city block and is a sixteen story mixed use development consisting of 343,664 square feet of office/retail space (predominately office space), a 314 room hotel and 61 luxury apartments, all united by a 200 foot high glass atrium.

          Item 7.  Financial Statements and Exhibits

               (c)  Exhibits

                    Exhibits filed with this report or incorporated herein by reference are as listed in the Index to Exhibits on page 4 of this report.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERCONTINENTAL LIFE CORPORATION

                                        By:/s/ James M. Grace

                                           James M. Grace
                                           Vice President and Treasurer

          Date:  April 10, 1996

                                    Exhibit Index

          Exhibit   Page
          Number    Number                     Description

          10(aaz) Agreement of Sale dated as of September 5, 1995 between Omni Congress Joint venture as Buyer and Investors Life Insurance Company of North America as Seller, with exhibits, amendments and assignment.*

          10(aba)      5      Assignment  and  Assumption of  Agreement  of
                              Sale (the Agreement of  Sale filed as Exhibit
                              10(aaz) and incorporated by reference in this
                              report)  dated  March  29,  1996  among  Omni
                              Congress  Joint   Venture,  Property   Assets
                              Management,  Inc. and  Brazos Austin  Centre,
                              Ltd., and  consented  to  by  Investors  Life
                              Insurance Company of North America.

          10(abb)      8      Seventh Amendment  to Agreement of  Sale (the
                              Agreement of Sale filed as Exhibit 10(aaz) and incorporated by reference in this report) dated March 29, 1996 between Brazos Austin
                              Centre,  Ltd.  and Investors  Life  Insurance
                              Company of North America.

               *Filed with Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and incorporated herein by reference.